Shareholder Meeting

Each of the prosposals described below were considered at a special meeting of the Funds' Shareholders. The meeting was held on January 31, 2002, and was adjourned to February 20, 2002, with respect to certain matters for Janus Strategic Value Fund and Janus Orion Fund. Tabulations of the votes received on each of the proposals presented at the meetings appear below. Each vote reported represents a value held on the record date for each meeting.

Proposal 1
To elect a board of Trustees of the Trust.

                                        Number of Shares       Percentage of Outstanding Shares  Percentage of Shares Voted
Trustees                Affirmative    Withheld      Total       Affirmative Withheld Total   Affirmative Withheld  Total
------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey     13,231,258,082  734,360,127   13,965,618,209   55.39%   3.07%    58.46%   94.74%      5.26%   100.00%
Dennis B. Mullen     13,643,194,130  322,424,079   13,965,618,209   57.11%   1.35%    58.46%   97.69%      2.31%   100.00%
James T. Rothe       13,644,665,214  320,952,995   13,965,618,209   57.12%   1.34%    58.46%   97.70%      2.30%   100.00%
William D. Stewart   13,646,777,141  318,841,068   13,965,618,209   57.13%   1.33%    58.46%   97.72%      2.28%   100.00%
Martin H. Waldinger  13,641,999,929  323,618,280   13,965,618,209   57.11%   1.35%    58.46%   97.68%      2.32%   100.00%
------------------------------------------------------------------------------------------------------------------------------

Proposal 2
To consider and approve new investment advisory agreements between Janus Investment Fund, on behalf of each Fund, and Janus Capital Corporation.

                                                           Number of Shares
                                        Record
Fund                                Total Shares      Affirmative          Against        Abstain
----------------------------------------------------------------------------------------------------
Janus Fund                          1,069,613,945      518,236,484      20,905,993       30,198,417
Janus Fund 2                           54,251,649       25,335,207       1,097,208        1,029,647
Janus Balanced Fund                   229,567,457      116,557,463       2,861,057        8,408,044
Janus Core Equity Fund                 43,493,003       21,281,242         887,191          819,354
Janus Enterprise Fund                 104,532,047       52,421,423       1,404,370        1,686,943
Janus Global Life Sciences Fund       142,775,492       67,128,400       3,325,532        3,139,899
Janus Global Technology Fund          210,461,785      100,113,421       4,376,548        4,070,647
Janus Global Value Fund                 6,489,280        3,098,940         115,154          105,469
Janus Growth and Income Fund          235,431,021      112,483,228       4,109,230        4,631,620
Janus Mercury Fund                    415,555,951      201,846,053       6,934,168        7,302,940
Janus Olympus Fund                    125,552,800       60,384,474       2,538,887        2,877,603
Janus Orion Fund                      115,254,520       49,373,450       2,208,425        1,411,135
Janus Overseas Fund                   273,320,839      136,750,757       3,293,093        3,568,673
Janus Special Situations Fund          71,813,821       34,024,319       1,879,411        1,392,916
Janus Strategic Value Fund            233,458,650       98,887,593       4,833,099        3,663,110
Janus Twenty Fund                     403,693,379      218,289,377       7,997,777       11,480,916
Janus Venture Fund                     27,387,073       12,961,720         832,294          624,192
Janus Worldwide Fund                  509,973,989      268,823,135       6,560,687       14,773,034
Janus Flexible Income Fund            138,362,311       72,269,333       2,535,979        3,163,453
Janus High-Yield Fund                  43,869,388       23,604,567         746,111          655,146
Janus Federal Tax-Exempt Fund          17,690,165        8,409,680         496,996          424,468
Janus Short-Term Bond Fund            173,948,945       82,711,936       4,280,847        3,995,594
Janus Money Market Fund            17,369,797,975   10,331,695,468      92,494,786       67,490,574
Janus Government Money Market Fund  1,595,504,187      711,317,330      65,754,873       57,812,414
Janus Tax-Exempt Money Market Fund    275,850,240      150,203,766       5,386,500        4,827,019
-----------------------------------------------------------------------------------------------------
                             Percentage of Outstanding Shares    Percentage of Shares Voted
                                Affirmative Against  Abstain   Affirmative Against Abstain
-------------------------------------------------------------------------------------------
Janus Fund                          48.45%   1.96%    2.82%     91.02%     3.67%    5.31%
Janus Fund 2                        46.70%   2.02%    1.90%     92.25%     4.00%    3.75%
Janus Balanced Fund                 50.77%   1.25%    3.66%     91.18%     2.24%    6.58%
Janus Core Equity Fund              48.93%   2.04%    1.89%     92.58%     3.86%    3.56%
Janus Enterprise Fund               50.15%   1.34%    1.61%     94.43%     2.53%    3.04%
Janus Global Life Sciences Fund     47.02%   2.33%    2.20%     91.21%     4.52%    4.27%
Janus Global Technology Fund        47.57%   2.08%    1.93%     92.22%     4.03%    3.75%
Janus Global Value Fund             47.75%   1.77%    1.63%     93.35%     3.47%    3.18%
Janus Growth and Income Fund        47.78%   1.74%    1.97%     92.79%     3.39%    3.82%
Janus Mercury Fund                  48.57%   1.67%    1.76%     93.41%     3.21%    3.38%
Janus Olympus Fund                  48.10%   2.02%    2.29%     91.77%     3.86%    4.37%
Janus Orion Fund                    42.84%   1.92%    1.22%     93.17%     4.17%    2.66%
Janus Overseas Fund                 50.03%   1.20%    1.31%     95.22%     2.29%    2.49%
Janus Special Situations Fund       47.38%   2.62%    1.94%     91.23%     5.04%    3.73%
Janus Strategic Value Fund          42.35%   2.07%    1.57%     92.09%     4.50%    3.41%
Janus Twenty Fund                   54.07%   1.98%    2.85%     91.81%     3.36%    4.83%
Janus Venture Fund                  47.33%   3.04%    2.28%     89.90%     5.77%    4.33%
Janus Worldwide Fund                52.71%   1.29%    2.90%     92.65%     2.26%    5.09%
Janus Flexible Income Fund          52.23%   1.83%    2.29%     92.69%     3.25%    4.06%
Janus High-Yield Fund               53.81%   1.70%    1.49%     94.40%     2.98%    2.62%
Janus Federal Tax-Exempt Fund       47.54%   2.81%    2.40%     90.12%     5.33%    4.55%
Janus Short-Term Bond Fund          47.55%   2.46%    2.30%     90.90%     4.71%    4.39%
Janus Money Market Fund             59.48%   0.53%    0.39%     98.48%     0.88%    0.64%
Janus Government Money Market Fund  44.58%   4.12%    3.63%     85.20%     7.88%    6.92%
Janus Tax-Exempt Money Market Fund  54.45%   1.95%    1.75%     93.63%     3.36%    3.01%
--------------------------------------------------------------------------------------------

Proposal 3
To authorize the trustees to adopt an Amended and Restated Agreement and Declaration of Trust.

                                                 Number of Shares
                            Record                                                    Broker
Fund                     Total Shares      Affirmative    Against       Abstain      Non-Votes
------------------------------------------------------------------------------------------------
Janus Investment Fund   23,887,649,912   12,373,917,860  894,447,064   243,937,574  453,315,711
------------------------------------------------------------------------------------------------
                          Percentage of Outstanding Shares           Percentage of Shares Voted
                                                       Broker                                     Broker
Fund                  Affirmative   Against  Abstain  Non-Vote   Affirmative  Against  Abstain  Non-Votes
-------------------------------------------------------------------------------------------------------------
Janus Investment Fund    51.80%      3.74%    1.02%    1.90%        88.60%     6.40%    1.75%     3.25%
-------------------------------------------------------------------------------------------------------------



Proposal 4A
To approve revisions to or rescission of the fundamental restriction concerning the diversification of a Fund's investments.

                                                                   Number of Shares
                                         Record                                                        Broker
Fund                                  Total Shares      Affirmative      Against      Abstain       Non-Votes
-------------------------------------------------------------------------------------------------------------
Janus Fund                           1,069,613,945      446,109,865     29,542,058   30,990,891   62,698,080
Janus Fund 2                            54,251,649       21,923,601      1,365,686    1,038,403    3,134,372
Janus Balanced Fund                    229,567,457       92,270,272      5,111,259    8,648,250   21,796,783
Janus Core Equity Fund                  43,493,003       16,194,274      1,210,339      848,267    4,734,907
Janus Enterprise Fund                  104,532,047       38,568,457      1,980,007    1,749,553   13,214,719
Janus Global Life Sciences Fund        142,775,492       50,837,586      4,102,766    3,247,442   15,406,037
Janus Global Technology Fund           210,461,785       75,499,903      5,141,531    4,109,909   23,809,273
Janus Global Value Fund                  6,489,280        2,967,574        151,518       99,278      101,193
Janus Growth and Income Fund           235,431,021       84,319,566      5,892,747    4,551,213   26,460,552
Janus Mercury Fund                     415,555,951      150,420,524      8,563,611    7,404,090   49,694,936
Janus Olympus Fund                     125,552,800       42,901,156      3,173,226    3,005,490   16,721,092
Janus Orion Fund                       115,254,520       35,586,200      2,766,586    1,376,437   13,263,787
Janus Overseas Fund                    273,320,839      106,296,279      6,050,557    3,899,015   27,366,672
Janus Special Situations Fund           71,813,821       26,203,112      2,399,597    1,390,454    7,303,483
Janus Strategic Value Fund             233,458,650       76,560,729      6,044,396    3,690,540   21,088,137
Janus Twenty Fund                      403,693,379      184,226,770     10,604,120   11,872,342   31,064,838
Janus Venture Fund                      27,387,073       11,527,941      1,073,223      643,009    1,174,033
Janus Worldwide Fund                   509,973,989      207,706,843      9,648,862   14,058,202   58,742,949
Janus Flexible Income Fund             138,362,311       55,416,723      3,868,290    3,171,445        -
Janus High-Yield Fund                   43,869,388       17,792,198      1,101,474      662,911    5,449,241
Janus Federal Tax-Exempt Fund           17,690,165        7,784,455        756,939      365,505      424,245
Janus Short-Term Bond Fund             173,948,945       70,401,532      5,957,725    4,095,007        -
Janus Money Market Fund             17,369,797,975   10,005,860,503    398,316,713   66,342,496        -
Janus Government Money Market Fund   1,595,504,187      699,789,131     75,561,709   57,341,570    2,192,207
Janus Tax-Exempt Money Market Fund     275,850,240      145,977,199      9,211,300    4,961,147      267,639
-------------------------------------------------------------------------------------------------------------
                                        Percentage of Outstanding Shares       Percentage of Shares Voted
                                                                Broker                                   Broker
Fund                            Affirmative  Against  Abstain  Non-Vote  Affirmative  Against  Abstain  Non-Votes
------------------------------------------------------------------------------------------------------------------
Janus Fund                           41.71%   2.76%    2.90%    5.86%     78.36%      5.19%     5.44%    11.01%
Janus Fund 2                         40.41%   2.52%    1.91%    5.78%     79.83%      4.97%     3.78%    11.42%
Janus Balanced Fund                  40.19%   2.23%    3.77%    9.49%     72.18%      4.00%     6.77%    17.05%
Janus Core Equity Fund               37.24%   2.78%    1.95%   10.89%     70.45%      5.26%     3.69%    20.60%
Janus Enterprise Fund                36.90%   1.89%    1.67%   12.64%     69.48%      3.57%     3.15%    23.80%
Janus Global Life Sciences Fund      35.61%   2.87%    2.28%   10.79%     69.08%      5.58%     4.41%    20.93%
Janus Global Technology Fund         35.88%   2.44%    1.95%   11.31%     69.55%      4.74%     3.78%    21.93%
Janus Global Value Fund              45.73%   2.33%    1.53%    1.56%     89.40%      4.56%     2.99%     3.05%
Janus Growth and Income Fund         35.82%   2.50%    1.93%   11.24%     69.56%      4.86%     3.75%    21.83%
Janus Mercury Fund                   36.20%   2.06%    1.78%   11.96%     69.61%      3.96%     3.43%    23.00%
Janus Olympus Fund                   34.17%   2.53%    2.39%   13.32%     65.20%      4.82%     4.57%    25.41%
Janus Orion Fund                     30.88%   2.40%    1.19%   11.51%     67.15%      5.22%     2.60%    25.03%
Janus Overseas Fund                  38.89%   2.21%    1.43%   10.01%     74.02%      4.21%     2.71%    19.06%
Janus Special Situations Fund        36.49%   3.34%    1.94%   10.17%     70.26%      6.43%     3.73%    19.58%
Janus Strategic Value Fund           32.79%   2.59%    1.58%    9.03%     71.29%      5.63%     3.44%    19.64%
Janus Twenty Fund                    45.64%   2.63%    2.94%    7.69%     77.48%      4.46%     4.99%    13.07%
Janus Venture Fund                   42.09%   3.92%    2.35%    4.29%     79.96%      7.44%     4.46%     8.14%
Janus Worldwide Fund                 40.73%   1.89%    2.76%   11.52%     71.58%      3.33%     4.85%    20.24%
Janus Flexible Income Fund           40.05%   2.80%    2.29%   11.21%     71.08%      4.96%     4.07%    19.89%
Janus High-Yield Fund                40.56%   2.51%    1.51%   12.42%     71.15%      4.41%     2.65%    21.79%
Janus Federal Tax-Exempt Fund        44.00%   4.28%    2.07%    2.40%     83.42%      8.11%     3.92%     4.55%
Janus Short-Term Bond Fund           40.47%   3.43%    2.35%    6.06%     77.37%      6.55%     4.50%    11.58%
Janus Money Market Fund              57.61%   2.29%    0.38%    0.12%     95.37%      3.80%     0.63%     0.20%
Janus Government Money Market Fund   43.86%   4.74%    3.59%    0.14%     83.82%      9.05%     6.87%     0.26%
Janus Tax-Exempt Money Market Fund   52.92%   3.33%    1.80%    0.09%     91.00%      5.74%     3.09%     0.17%
------------------------------------------------------------------------------------------------------------------



Proposal 4B
To approve revisions to the fundamental restriction concerning a Fund's investments in commodities.

                                                          Number of Shares
                                        Record                                                         Broker
Fund                                 Total Shares      Affirmative        Against        Abstain      Non-Votes
-----------------------------------------------------------------------------------------------------------------
Janus Fund                           1,069,613,945      436,270,121     38,546,893     31,825,800    62,698,080
Janus Fund 2                            54,251,649       21,521,135      1,763,482      1,043,074     3,134,371
Janus Balanced Fund                    229,567,457       91,291,442      5,877,793      8,860,547    21,796,782
Janus Core Equity Fund                  43,493,003       15,787,111      1,548,654        917,115     4,734,907
Janus Enterprise Fund                  104,532,047       38,077,475      2,406,299      1,814,243    13,214,719
Janus Global Life Sciences Fund        142,775,492       49,914,015      4,948,250      3,325,529    15,406,037
Janus Global Technology Fund           210,461,785       74,189,258      6,351,788      4,210,297    23,809,273
Janus Global Value Fund                  6,489,280        2,941,514        176,539        100,317       101,193
Janus Growth and Income Fund           235,431,021       82,553,024      7,459,190      4,751,311    26,460,553
Janus Mercury Fund                     415,555,951      147,525,117     11,078,323      7,784,785    49,694,936
Janus Olympus Fund                     125,552,800       42,013,254      3,987,183      3,079,435    16,721,092
Janus Orion Fund                       115,254,520       34,808,064      3,490,778      1,430,381    13,263,787
Janus Overseas Fund                    273,320,839      105,399,417      6,850,915      3,995,520    27,366,671
Janus Special Situations Fund           71,813,821       25,627,757      2,910,740      1,454,666     7,303,483
Janus Strategic Value Fund             233,458,650       74,813,394      7,598,442      3,883,829    21,088,137
Janus Twenty Fund                      403,693,379      172,673,665     21,791,583     12,237,984    31,064,838
Janus Venture Fund                      27,387,073       11,241,207      1,344,656        658,310     1,174,033
Janus Worldwide Fund                   509,973,989      205,534,829     11,560,185     14,318,893    58,742,949
Janus Flexible Income Fund             138,362,311       54,076,497      4,909,622      3,471,339        -
Janus High-Yield Fund                   43,869,388       17,457,404      1,373,187        725,992     5,449,241
Janus Federal Tax-Exempt Fund           17,690,165        7,374,779      1,148,317        383,803       424,245
Janus Short-Term Bond Fund             173,948,945       68,530,066      7,593,130      4,331,068        -
Janus Money Market Fund             17,369,797,975   10,148,629,222    252,249,612     69,640,878        -
Janus Government Money Market Fund   1,595,504,187      696,313,646     79,245,524     57,133,240     2,192,207
Janus Tax-Exempt Money Market Fund     275,850,240      142,955,254     11,896,652      5,297,740       267,639
-------------------------------------------------------------------------------------------------------------------
                                       Percentage of Outstanding Shares         Percentage of Shares Voted
                                                                 Broker                                    Broker
Fund                             Affirmative  Against  Abstain  Non-Vote  Affirmative  Against  Abstain  Non-Votes
----------------------------------------------------------------------------------------------------------------------
Janus Fund                           40.79%    3.60%    2.98%    5.86%      76.63%     6.77%     5.59%    11.01%
Janus Fund 2                         39.67%    3.25%    1.92%    5.78%      78.37%     6.42%     3.80%    11.41%
Janus Balanced Fund                  39.77%    2.56%    3.86%    9.49%      71.42%     4.60%     6.93%    17.05%
Janus Core Equity Fund               36.30%    3.56%    2.11%   10.89%      68.67%     6.74%     3.99%    20.60%
Janus Enterprise Fund                36.43%    2.30%    1.73%   12.64%      68.59%     4.33%     3.27%    23.81%
Janus Global Life Sciences Fund      34.96%    3.47%    2.33%   10.79%      67.82%     6.73%     4.52%    20.93%
Janus Global Technology Fund         35.25%    3.02%    2.00%   11.31%      68.34%     5.85%     3.88%    21.93%
Janus Global Value Fund              45.33%    2.72%    1.54%    1.56%      88.61%     5.32%     3.02%     3.05%
Janus Growth and Income Fund         35.06%    3.17%    2.02%   11.24%      68.10%     6.15%     3.92%    21.83%
Janus Mercury Fund                   35.50%    2.67%    1.87%   11.96%      68.27%     5.13%     3.60%    23.00%
Janus Olympus Fund                   33.46%    3.18%    2.45%   13.32%      63.85%     6.06%     4.68%    25.41%
Janus Orion Fund                     30.20%    3.03%    1.24%   11.51%      65.68%     6.59%     2.70%    25.03%
Janus Overseas Fund                  38.56%    2.51%    1.46%   10.01%      73.39%     4.77%     2.78%    19.06%
Janus Special Situations Fund        35.69%    4.05%    2.03%   10.17%      68.71%     7.81%     3.90%    19.58%
Janus Strategic Value Fund           32.05%    3.25%    1.66%    9.03%      69.67%     7.07%     3.62%    19.64%
Janus Twenty Fund                    42.77%    5.40%    3.03%    7.70%      72.62%     9.16%     5.15%    13.07%
Janus Venture Fund                   41.05%    4.91%    2.40%    4.29%      77.96%     9.33%     4.57%     8.14%
Janus Worldwide Fund                 40.30%    2.27%    2.81%   11.52%      70.84%     3.98%     4.93%    20.25%
Janus Flexible Income Fund           39.08%    3.55%    2.51%   11.21%      69.36%     6.30%     4.45%    19.89%
Janus High-Yield Fund                39.79%    3.13%    1.66%   12.42%      69.82%     5.49%     2.90%    21.79%
Janus Federal Tax-Exempt Fund        41.69%    6.49%    2.17%    2.40%      79.03%    12.31%     4.11%     4.55%
Janus Short-Term Bond Fund           39.40%    4.36%    2.49%    6.06%      75.32%     8.34%     4.76%    11.58%
Janus Money Market Fund              58.43%    1.45%    0.40%    0.12%      96.73%     2.41%     0.66%     0.20%
Janus Government Money Market Fund   43.64%    4.97%    3.58%    0.14%      83.40%     9.49%     6.85%     0.26%
Janus Tax-Exempt Money Market Fund   51.82%    4.31%    1.92%    0.10%      89.11%     7.42%     3.30%     0.17%
-------------------------------------------------------------------------------------------------------------------


Proposal 4C
To approve revisions to the fundamental restriction concerning the lending of a Fund's portfolio securities.

                                                      Number of Shares
                                        Record                                                           Broker
Fund                                  Total Shares      Affirmative      Against         Abstain        Non-Votes
--------------------------------------------------------------------------------------------------------------------
Janus Fund                           1,069,613,945     433,941,054      40,569,760      32,132,000    62,698,080
Janus Fund 2                            54,251,649      21,406,641       1,828,059       1,092,990     3,134,372
Janus Balanced Fund                    229,567,457      91,035,241       6,150,173       8,844,368    21,796,782
Janus Core Equity Fund                  43,493,003      15,757,187       1,584,009         911,684     4,734,907
Janus Enterprise Fund                  104,532,047      38,022,635       2,439,086       1,836,296    13,214,719
Janus Global Life Sciences Fund        142,775,492      49,750,371       5,091,586       3,345,837    15,406,037
Janus Global Technology Fund           210,461,785      73,771,463       6,738,601       4,241,278    23,809,274
Janus Global Value Fund                  6,489,280       2,920,406         196,196         101,768       101,193
Janus Growth and Income Fund           235,431,021      82,350,548       7,589,143       4,823,834    26,460,553
Janus Mercury Fund                     415,555,951     147,236,977      11,303,333       7,847,915    49,694,936
Janus Olympus Fund                     125,552,800      41,910,265       4,038,164       3,131,444    16,721,091
Janus Orion Fund                       115,254,520      34,331,463       3,949,284       1,448,476    13,263,787
Janus Overseas Fund                    273,320,839     102,771,842       9,403,001       4,071,009    27,366,671
Janus Special Situations Fund           71,813,821      25,535,623       2,961,636       1,495,904     7,303,483
Janus Strategic Value Fund             233,458,650      74,287,281       7,986,306       4,022,078    21,088,137
Janus Twenty Fund                      403,693,379     178,564,889      15,775,970      12,362,373    31,064,838
Janus Venture Fund                      27,387,073      11,218,030       1,350,116         676,027     1,174,033
Janus Worldwide Fund                   509,973,989     204,917,977      12,088,916      14,407,014    58,742,949
Janus Flexible Income Fund             138,362,311      54,030,957       4,861,394       3,565,107        -
Janus High-Yield Fund                   43,869,388      17,458,581       1,367,185         730,817     5,449,241
Janus Federal Tax-Exempt Fund           17,690,165       7,391,837       1,033,910         481,152       424,245
Janus Short-Term Bond Fund             173,948,945      67,793,924       8,270,660       4,389,680        -
Janus Money Market Fund             17,369,797,975   9,998,410,424     376,663,952      95,445,337        -
Janus Government Money Market Fund   1,595,504,187     632,406,390     143,794,827      56,491,193     2,192,207
Janus Tax-Exempt Money Market Fund     275,850,240     142,903,652      11,784,002       5,461,992       267,639
-------------------------------------------------------------------------------------------------------------------
                                       Percentage of Outstanding Shares        Percentage of Shares Voted
                                                                   Broker                                    Broker
Fund                               Affirmative  Against  Abstain  Non-Vote  Affirmative  Against  Abstain  Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Fund                            40.57%     3.79%   3.01%     5.86%      76.22%      7.13%    5.64%    11.01%
Janus Fund 2                          39.46%     3.37%   2.01%     5.78%      77.95%      6.66%    3.98%    11.41%
Janus Balanced Fund                   39.66%     2.68%   3.85%     9.49%      71.22%      4.81%    6.92%    17.05%
Janus Core Equity Fund                36.23%     3.64%   2.10%    10.89%      68.54%      6.89%    3.97%    20.60%
Janus Enterprise Fund                 36.37%     2.33%   1.76%    12.64%      68.49%      4.39%    3.31%    23.81%
Janus Global Life Sciences Fund       34.85%     3.57%   2.34%    10.79%      67.60%      6.92%    4.55%    20.93%
Janus Global Technology Fund          35.05%     3.20%   2.02%    11.31%      67.95%      6.21%    3.91%    21.93%
Janus Global Value Fund               45.00%     3.02%   1.57%     1.56%      87.97%      5.91%    3.07%     3.05%
Janus Growth and Income Fund          34.98%     3.22%   2.05%    11.24%      67.93%      6.26%    3.98%    21.83%
Janus Mercury Fund                    35.43%     2.72%   1.89%    11.96%      68.14%      5.23%    3.63%    23.00%
Janus Olympus Fund                    33.38%     3.22%   2.49%    13.32%      63.69%      6.14%    4.76%    25.41%
Janus Orion Fund                      29.79%     3.42%   1.26%    11.51%      64.79%      7.45%    2.73%    25.03%
Janus Overseas Fund                   37.60%     3.44%   1.49%    10.01%      71.56%      6.55%    2.83%    19.06%
Janus Special Situations Fund         35.56%     4.13%   2.08%    10.17%      68.47%      7.94%    4.01%    19.58%
Janus Strategic Value Fund            31.82%     3.42%   1.72%     9.03%      69.18%      7.44%    3.74%    19.64%
Janus Twenty Fund                     44.23%     3.91%   3.06%     7.70%      75.10%      6.63%    5.20%    13.07%
Janus Venture Fund                    40.96%     4.93%   2.47%     4.29%      77.81%      9.36%    4.69%     8.14%
Janus Worldwide Fund                  40.18%     2.37%   2.83%    11.52%      70.62%      4.17%    4.97%    20.24%
Janus Flexible Income Fund            39.05%     3.51%   2.58%    11.21%      69.30%      6.24%    4.57%    19.89%
Janus High-Yield Fund                 39.80%     3.12%   1.66%    12.42%      69.82%      5.47%    2.92%    21.79%
Janus Federal Tax-Exempt Fund         41.79%     5.84%   2.72%     2.40%      79.22%     11.08%    5.15%     4.55%
Janus Short-Term Bond Fund            38.97%     4.75%   2.53%     6.06%      74.51%      9.09%    4.82%    11.58%
Janus Money Market Fund               57.56%     2.17%   0.55%     0.12%      95.30%      3.59%    0.91%     0.20%
Janus Government Money Market Fund    39.64%     9.01%   3.54%     0.14%      75.75%     17.22%    6.77%     0.26%
Janus Tax-Exempt Money Market Fund    51.80%     4.27%   1.98%     0.10%      89.08%      7.35%    3.40%     0.17%
----------------------------------------------------------------------------------------------------------------------

Proposal 4D
To approve revisions to the fundamental restriction concerning borrowing money and issuing senior securities.

                                                  Number of Shares
                                         Record                                                      Broker
Fund                                  Total Shares      Affirmative      Against     Abstain       Non-Votes
---------------------------------------------------------------------------------------------------------------
Janus Fund                           1,069,613,945      438,946,822     35,438,044   32,257,948    62,698,080
Janus Fund 2                            54,251,649       21,471,147      1,753,810    1,102,733     3,134,372
Janus Balanced Fund                    229,567,457       91,455,609      5,743,819    8,830,354    21,796,782
Janus Core Equity Fund                  43,493,003       15,826,230      1,516,509      910,141     4,734,907
Janus Enterprise Fund                  104,532,047       38,080,378      2,372,108    1,845,531    13,214,719
Janus Global Life Sciences Fund        142,775,492       49,833,299      4,981,868    3,372,627    15,406,037
Janus Global Technology Fund           210,461,785       73,959,654      6,574,421    4,217,267    23,809,274
Janus Global Value Fund                  6,489,280        2,950,356        168,476       99,539       101,192
Janus Growth and Income Fund           235,431,021       82,523,707      7,375,027    4,864,792    26,460,552
Janus Mercury Fund                     415,555,951      147,469,186     10,977,341    7,941,698    49,694,936
Janus Olympus Fund                     125,552,800       42,016,618      3,886,384    3,176,870    16,721,092
Janus Orion Fund                       115,254,520       34,507,520      3,721,327    1,500,376    13,263,787
Janus Overseas Fund                    273,320,839      105,638,930      6,529,721    4,077,200    27,366,672
Janus Special Situations Fund           71,813,821       25,745,080      2,742,602    1,505,481     7,303,483
Janus Strategic Value Fund             233,458,650       74,524,907      7,646,051    4,124,707    21,088,137
Janus Twenty Fund                      403,693,379      178,830,311     15,639,977   12,232,944    31,064,838
Janus Venture Fund                      27,387,073       11,294,955      1,260,803      688,415     1,174,033
Janus Worldwide Fund                   509,973,989      205,071,506     11,746,034   14,596,367    58,742,949
Janus Flexible Income Fund             138,362,311       54,348,619      4,603,022    3,505,817         -
Janus High-Yield Fund                   43,869,388       17,449,444      1,393,392      713,747     5,449,241
Janus Federal Tax-Exempt Fund           17,690,165        7,433,565      1,064,110      409,224       424,245
Janus Short-Term Bond Fund             173,948,945       68,567,648      7,447,348    4,439,271         -
Janus Money Market Fund             17,369,797,975   10,143,092,435    255,109,613   72,317,665         -
Janus Government Money Market Fund   1,595,504,187      695,790,233     78,899,758   58,002,419     2,192,207
Janus Tax-Exempt Money Market Fund     275,850,240      143,682,539     11,390,336    5,076,771       267,639
-----------------------------------------------------------------------------------------------------------------
                                     Percentage of Outstanding Shares         Percentage of Shares Voted
                                                              Broker                                 Broker
Fund                            Affirmative Against  Abstain  Non-Vote Affirmative Against  Abstain  Non-Votes
----------------------------------------------------------------------------------------------------------------
Janus Fund                           41.04%  3.31%   3.02%    5.86%     77.10%     6.22%    5.67%    11.01%
Janus Fund 2                         39.58%  3.23%   2.03%    5.78%     78.18%     6.39%    4.02%    11.41%
Janus Balanced Fund                  39.84%  2.50%   3.85%    9.49%     71.55%     4.49%    6.91%    17.05%
Janus Core Equity Fund               36.39%  3.49%   2.09%   10.89%     68.84%     6.60%    3.96%    20.60%
Janus Enterprise Fund                36.43%  2.27%   1.76%   12.64%     68.60%     4.27%    3.33%    23.80%
Janus Global Life Sciences Fund      34.90%  3.49%   2.37%   10.79%     67.72%     6.77%    4.58%    20.93%
Janus Global Technology Fund         35.14%  3.13%   2.00%   11.31%     68.13%     6.06%    3.88%    21.93%
Janus Global Value Fund              45.46%  2.60%   1.53%    1.56%     88.88%     5.07%    3.00%     3.05%
Janus Growth and Income Fund         35.05%  3.13%   2.07%   11.24%     68.08%     6.08%    4.01%    21.83%
Janus Mercury Fund                   35.49%  2.64%   1.91%   11.96%     68.25%     5.08%    3.67%    23.00%
Janus Olympus Fund                   33.46%  3.10%   2.53%   13.32%     63.85%     5.91%    4.83%    25.41%
Janus Orion Fund                     29.94%  3.23%   1.30%   11.51%     65.12%     7.02%    2.83%    25.03%
Janus Overseas Fund                  38.65%  2.39%   1.49%   10.01%     73.56%     4.55%    2.84%    19.05%
Janus Special Situations Fund        35.85%  3.82%   2.10%   10.17%     69.03%     7.35%    4.04%    19.58%
Janus Strategic Value Fund           31.92%  3.27%   1.77%    9.03%     69.40%     7.12%    3.84%    19.64%
Janus Twenty Fund                    44.30%  3.87%   3.03%    7.70%     75.21%     6.58%    5.14%    13.07%
Janus Venture Fund                   41.24%  4.61%   2.51%    4.29%     78.34%     8.74%    4.78%     8.14%
Janus Worldwide Fund                 40.21%  2.31%   2.86%   11.52%     70.68%     4.05%    5.03%    20.24%
Janus Flexible Income Fund           39.28%  3.33%   2.53%   11.21%     69.71%     5.90%    4.50%    19.89%
Janus High-Yield Fund                39.77%  3.18%   1.63%   12.42%     69.78%     5.57%    2.86%    21.79%
Janus Federal Tax-Exempt Fund        42.02%  6.02%   2.31%    2.40%     79.66%    11.40%    4.39%     4.55%
Janus Short-Term Bond Fund           39.42%  4.28%   2.55%    6.06%     75.36%     8.18%    4.88%    11.58%
Janus Money Market Fund              58.39%  1.47%   0.42%    0.12%     96.68%     2.43%    0.69%     0.20%
Janus Government Money Market Fund   43.61%  4.94%   3.64%    0.14%     83.34%     9.45%    6.95%     0.26%
Janus Tax-Exempt Money Market Fund   52.09%  4.12%   1.84%    0.10%     89.57%     7.10%    3.16%     0.17%
-----------------------------------------------------------------------------------------------------------------